                                                                     EXHIBIT 3.2

                          AMENDED AND RESTATED BYLAWS

                                      OF

                              CCA HOLDINGS CORP.

                               TABLE OF CONTENTS
                               -----------------

                                                                               Page
                                                                               ----
ARTICLE I            OFFICES..................................................    1
     Section 1.01  REGISTERED OFFICE..........................................    1
     Section 1.02  OTHER OFFICES..............................................    1

ARTICLE II           MEETINGS OF STOCKHOLDERS.................................    1
     Section 2.01  ANNUAL MEETINGS............................................    1
     Section 2.02  SPECIAL MEETINGS...........................................    1
     Section 2.03  NOTICE OF MEETING..........................................    1
     Section 2.04  LIST OF STOCKHOLDERS.......................................    2
     Section 2.05  QUORUM.....................................................    2
     Section 2.06  ADJOURNMENTS...............................................    2
     Section 2.07  VOTING.....................................................    2
     Section 2.08  PROXIES....................................................    3
     Section 2.09  JUDGES OF ELECTION.........................................    3
     Section 2.10  WRITTEN CONSENT............................................    3

ARTICLE III          BOARD....................................................    3
     Section 3.01  NUMBER.....................................................    3
     Section 3.02  ELECTION AND TERM OF OFFICE................................    3
     Section 3.03  VACANCIES AND ADDITIONAL DIRECTORSHIPS.....................    4
     Section 3.04  POWERS.....................................................    4
     Section 3.05  RESIGNATION OF DIRECTORS...................................    4
     Section 3.06  REMOVAL OF DIRECTORS.......................................    4
     Section 3.07  COMPENSATION OF DIRECTORS..................................    4
     Section 3.08  RELIANCE ON ACCOUNTS AND REPORTS, ETC......................    4

ARTICLE IV           MEETING OF THE BOARD.....................................    4
     Section 4.01  PLACE......................................................    4
     Section 4.02  REGULAR MEETINGS...........................................    5
     Section 4.03  SPECIAL MEETINGS...........................................    5
     Section 4.04  QUORUM.....................................................    5
     Section 4.05  ADJOURNED MEETINGS.........................................    5
     Section 4.06  WRITTEN CONSENT............................................    5
     Section 4.07  COMMUNICATIONS EQUIPMENT...................................    5
     Section 4.08  WAIVER OF NOTICE...........................................    5
     Section 4.09  OFFICERS OF THE BOARD......................................    5

ARTICLE V            COMMITTEES OF THE BOARD..................................    6
     Section 5.01  DESIGNATION, POWER AND ALTERNATE MEMBERS AND
                     TERM OF OFFICE...........................................    6
     Section 5.02  MEETINGS, NOTICES AND RECORDS..............................    6
     Section 5.03  QUORUM AND MANNER OF ACTING................................    6
     Section 5.04  RESIGNATIONS...............................................    7
     Section 5.05  REMOVAL....................................................    7
     Section 5.06  VACANCIES..................................................    7

ARTICLE VI           OFFICERS.................................................    7
     Section 6.01  OFFICERS AND MANAGEMENT COMMITTEE..........................    7
     Section 6.02  DUTIES.....................................................    7
     Section 6.03  RESIGNATIONS...............................................    8
     Section 6.04  REMOVAL....................................................    8
     Section 6.05  VACANCIES..................................................    8
     Section 6.06  SECRETARY..................................................    8
     Section 6.07  ASSISTANT SECRETARIES......................................    8
     Section 6.08  TREASURER..................................................    8
     Section 6.09  ASSISTANT TREASURERS.......................................    9

ARTICLE VII          INDEMNIFICATION..........................................    9
     Section 7.01    ACTIONS OTHER THAN BY OR IN THE
                       RIGHT OF THE CORPORATION...............................    9
     Section 7.02    ACTIONS BY OR IN THE RIGHT OF THE CORPORATION............    9
     Section 7.03    DETERMINATION OF RIGHT OF INDEMNIFICATION................    9
     Section 7.04    INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY.....    9
     Section 7.05    ADVANCE OF EXPENSES......................................   10
     Section 7.06    OTHER RIGHTS AND REMEDIES................................   10
     Section 7.07    INSURANCE................................................   10
     Section 7.08    CONSTITUENT CORPORATIONS.................................   10
     Section 7.09    EMPLOYEE BENEFIT PLANS...................................   10
     Section 7.10    BROADEST LAWFUL INDEMNIFICATION..........................   11
     Section 7.11    TERM.....................................................   11
     Section 7.12    SEVERABILITY.............................................   11
     Section 7.13    AMENDMENTS...............................................   11

ARTICLE VIII         DEPOSIT OF CORPORATE FUNDS...............................   12
     Section 8.01  BORROWING..................................................   12
     Section 8.02  DEPOSITS...................................................   12
     Section 8.03  CHECKS, DRAFTS, ETC........................................   12

ARTICLE IX           CERTIFICATES OF STOCK....................................   12
     Section 9.01  STOCK CERTIFICATES.........................................   12
     Section 9.02  BOOKS OF ACCOUNT AND RECORD OF STOCKHOLDERS................   12
     Section 9.03  TRANSFER OF SHARES.........................................   13
     Section 9.04  REGULATIONS................................................   13
     Section 9.05  LOST, STOLEN OR DESTROYED CERTIFICATES.....................   13
     Section 9.06  STOCKHOLDER'S RIGHT OF INSPECTION..........................   13
     Section 9.07  REPRESENTATIONS OF SHARES OF OTHER CORPORATIONS............   13

ARTICLE X            MISCELLANEOUS............................................   14
     Section 10.01  BUDGETS...................................................   14
     Section 10.02  RECORD DATES..............................................   14
     Section 10.03  DIVIDENDS.................................................   14
     Section 10.04  FISCAL YEAR...............................................   14
     Section 10.05  CORPORATE SEAL............................................   14
     Section 10.06  AMENDMENTS................................................   14

                          AMENDED AND RESTATED BYLAWS

                                      OF

                              CCA HOLDINGS CORP.
                            a Delaware Corporation
                              (the "Corporation")


                                   ARTICLE I
                                    OFFICES

          1.01 REGISTERED OFFICE. The registered office shall be maintained at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 and The Corporation Trust Company is the registered agent.

          1.02 OTHER OFFICES. The Corporation may also have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors (the "Board") may from time to time appoint or the business of the Corporation may require.


                                  ARTICLE II
                           MEETINGS OF STOCKHOLDERS

          2.01 ANNUAL MEETING. The date of the annual meeting of the stockholders for the election of directors and for the transaction of such other business as properly may come before such meeting shall be determined by resolution of the Board to be a specific day in each year, if not a legal holiday, and, if a legal holiday, on the next succeeding business day, at the time and place and within or without the State of Delaware as may be designed by the Board and set forth in the notice of the meeting or a duly executed waiver of notice thereof, provided, however, that in any year, in advance of the date specified for the annual meeting, the Board may act to change the meeting date for that year.

          2.02 SPECIAL MEETINGS. Special meetings of the stockholders for any proper purpose or purposes may be called at any time by the Board or an Executive Officer, to be held on the date, at the time and place within or without the State of Delaware as the Board or an Executive Officer, whichever has called the meeting, shall direct. A special meeting of the stockholders also shall be called whenever stockholders owning a majority of the shares of the Corporation then issued and outstanding and entitled to vote on all of the matters to be submitted to stockholders of the Corporation at such special meeting shall make written application to an Executive Officer. Any such written request shall state a proper purpose or purposes of the meeting and shall be delivered to an Executive Officer.

          2.03 NOTICE OF MEETING. Notice, signed by the Secretary of the Corporation or an Executive Officer, of every annual or special meeting of stockholders shall be prepared in writing and personally delivered; mailed, postage prepaid; or sent by facsimile transmission to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the meeting, except as otherwise provided by statute. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock record book of the Corporation, unless the stockholder shall have filed with the Secretary a written request that notice intended for him or her be mailed to some other address, in which case it shall be mailed to the address designated in such request. Notice shall be deemed given when personally delivered or deposited in the United States mail, as the case may be; provided, however, that such notice may also be given by telegram, facsimile or other means of electronically transmitted written copy and in such case shall be deemed given when ordered or, if a delayed delivery is ordered, as of such delayed delivery time.

          2.04 LIST OF STOCKHOLDERS. A complete list of the stockholders entitled to vote at each meeting of stockholders, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in the name of each such stockholder, shall be open to the examination of any stockholder, for any purpose germane to such meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of such meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting and during the whole time thereof, and may be inspected by any stockholder who is present.

          2.05 QUORUM. The presence at any meeting, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business, except where otherwise provided by statute.

          2.06 ADJOURNMENTS. In the absence of a quorum, stockholders representing a majority of the shares then issued and outstanding and entitled to vote, present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer entitled to preside at or act as secretary of such meeting, may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          2.07  VOTING.

          (a) At each meeting of the stockholders, each stockholder shall be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation which has voting rights on the matter in question and which shall have been held by him or her and registered in his name on the books of the Corporation:

               (i) on the date fixed pursuant to Section 10.02 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

               (ii) if no such record date shall have been so fixed, then (x) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (y) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

          (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of Delaware.

          (c) At any meeting of the stockholders all matters except as otherwise provided in the Certificate of Incorporation, in these Bylaws, or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and it shall state the number of shares voted.

          2.08 PROXIES. Any stockholder is entitled to vote by proxy, provided that the instrument authorizing such proxy to act shall have been executed in writing (which shall include telegram, facsimile or other means of electronically transmitted written copy) by the stockholder himself or herself or by his or her duly authorized attorney-in-fact and delivered to the secretary of the meeting. Except as provided in the Stockholders' Agreement among CCA Holdings Corp., Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P. and Charter Communications, Inc., as amended from time to time (the "Stockholders' Agreement"), no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as provided in the Stockholders' Agreement.

               The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy.

          2.09 JUDGES OF ELECTION. The Board may appoint judges of election to serve at any election of directors and at balloting on any other matter that may properly come before a meeting of stockholders. If no such appointment shall be made, or if any of the judges so appointed shall fail to attend, or refuse or be unable to serve, then such appointment may be made by the presiding officer of the meeting at the meeting.

          2.10 WRITTEN CONSENT. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Whenever any such action is taken without a meeting by less than unanimous consent, all stockholders who have not consented in writing must be promptly informed in writing of such action.


                                  ARTICLE III
                                     BOARD

          3.01 NUMBER. The number of directors which shall constitute the whole Board shall be fixed at five (5) persons, until changed from time to time by resolution of the Board or stockholders at the annual meeting or any special meeting called for that purpose; provided, however, that such action shall not be in contravention of the Stockholders' Agreement.

          3.02 ELECTION AND TERM OF OFFICE. Directors shall be elected at the annual meeting of the stockholders except as provided in Section 3.03 of this
Article III. Each director (whether elected at an annual meeting or to fill a vacancy or otherwise) shall continue in office until a successor shall have been elected and qualified or until his or her death, resignation or removal in the manner hereinafter provided, whichever shall first occur.

          3.03 VACANCIES AND ADDITIONAL DIRECTORSHIPS. If any vacancy shall occur among the directors by reason of death, resignation, or removal, or as the result of an increase in the number of directorships, the directors then in office shall continue to act and may fill any such vacancy by a vote of the majority of directors then in office, though less than a quorum (unless otherwise provided in the Certificate of Incorporation or the Stockholders' Agreement), and each director so chosen shall hold office until the next annual election of directors and until his or her successor shall be duly elected and shall qualify, or until his or her earlier death, resignation or removal.

          3.04 POWERS. The business of the Corporation shall be managed by its Board, which may exercise all powers of the Corporation and do all lawful acts and things as are not by law or by the Certificate of Incorporation or these Bylaws reserved to the stockholders.

          3.05 RESIGNATION OF DIRECTORS. Any director may resign at any time by giving written notice of such resignation to the Board or an Executive Officer. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board or an Executive Officer; and unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          3.06 REMOVAL OF DIRECTORS. Unless otherwise provided in the Stockholders' Agreement, at the annual meeting or any special meeting of the stockholders, duly called as provided in these Bylaws, any director or directors may, by the affirmative vote of the holders of a majority of the shares of stock issued and outstanding and entitled to vote for the election of directors, be removed from office, either with or without cause. At such meeting a successor or successors may be elected by a majority of the votes cast, or if any such vacancy is not so filled, it may be filled by the directors as provided in
Section 3.03 of this Article III, provided such action is not in contravention of the Stockholders' Agreement.

          3.07 COMPENSATION OF DIRECTORS. Directors may receive such reasonable compensation for their services, whether in the form of salary or a fixed fee for attendance at Board or Board committee meetings, with expenses, if any, as the Board may from time to time determine. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

          3.08 RELIANCE ON ACCOUNTS AND REPORTS, ETC. A director, or a member of any committee designed by the Board shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees designated by the Board, or by any other person as to the matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.


                                  ARTICLE IV
                             MEETINGS OF THE BOARD

          4.01 PLACE. The Board of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

          4.02 REGULAR MEETINGS. The Board by resolution may provide for the holding of regular meetings and may fix the times and places at which such meetings shall be held. Notice of regular meetings shall not be required to be given if the time and place has been fixed by Board resolution, provided that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be mailed promptly to each director who shall not have been present at the meeting at which such action was taken. If the time and place for regular meetings has not been fixed by the Board, then at least 10 days written notice addressed to him or her at his or her residence or usual place of business, unless he or she shall have filed with the Secretary a written request that notices intended for him or her be mailed to some other address, in which case it shall be mailed to the address designated in such request, or shall be sent to him or her at such place by telegram, facsimile or other means of electronically transmitted written copy.

          4.03 SPECIAL MEETINGS. Special meetings of the Board may be called by any Executive Officer and shall be called by any Executive Officer at the written request of any director. Except as otherwise required by statute, notice of each special meeting shall be given to each director, if by mail, when addressed to him or her at his or her residence or usual place of business, unless he or she shall have filed with the Secretary a request that notices intended for him or her be mailed to some other address, in which case it shall be mailed to the address designated in such request, at least 72 hours before, or shall be sent to him or her at such place by telegram, facsimile, telephone or other means of electronically transmitted written copy, or delivered to him or her personally, at least 48 hours before the date on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purposes thereof, unless otherwise required by statute, the Certificate of Incorporation of the Corporation or these Bylaws.

          4.04 QUORUM. At any meeting of the Board two-thirds (2/3) of the whole Board shall constitute a quorum for the transaction of business, and the act of the majority of those present at any meeting at which a quorum is present shall be sufficient for the act of the Board, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation of the Corporation.

          4.05 ADJOURNED MEETINGS. If a quorum shall not be present at a meeting of the Board, the directors present thereat may adjourn the meeting from time to time, until a quorum shall be present. Seventy-two (72) hours' notice of any such adjournment shall be given personally to each director who was not present at the meeting at which such adjournment was taken, and unless announced at the meeting, to the other directors; provided, that then ten (10) days' notice shall be given if notice is given by mail.

          4.06 WRITTEN CONSENT. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all the members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board.

          4.07 COMMUNICATIONS EQUIPMENT. Any one or more members of the Board may participate in any meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall be deemed to constitute presence in person at such meeting.

          4.08 WAIVER OF NOTICE. Notice of any meeting need not be given to any directors who shall attend such meeting in person or shall waive notice thereof, before or after such meeting, in writing or by telegram, facsimile or other means of electronically transmitted written copy.

          4.09 OFFICERS OF THE BOARD. The Board shall have a Chairman of the Board and may, at the discretion of the Board, have one or more Vice Chairmen. The Chairman of the Board and the Vice Chairmen shall be appointed from time to time by the Board and shall have such powers and duties as shall be designated by the Board.

                                   ARTICLE V
                            COMMITTEES OF THE BOARD

          5.01  DESIGNATION, POWER AND ALTERNATE MEMBERS AND TERM OF OFFICE.
The Board may, by resolution passed by a majority of the whole Board, designate one (1) or more committees. Each such committee shall consist of one (1) or more of the directors of the Corporation. Any such committee, to the extent provided in such resolution, shall have and may exercise the power of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. The Board may designate one (1) or more directors as alternate members of any committee who, in the order specified by the Board, may replace any absent or disqualified member at any meeting of the committee. If at a meeting of any committee one (1) or more of the members thereof should be absent or disqualified, and if either the Board has not so designated any alternate member or members, or the number of absent or disqualified members exceeds the number of alternate members who are present at such meeting, then the member or members of such committee (including alternates) present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another director to act at the meetings in the place of any such absent or disqualified member. The term of office of the members of each committee shall be as fixed from time to time by the Board, subject to the term of office of the directors and these Bylaws; provided, however, that any
                                                  --------
committee member who ceases to be a member of the Board shall ipso facto cease
                                                              ---- -----
to be a committee member. Each committee shall appoint a secretary, who may be the Secretary or an Assistant Secretary of the Corporation.

          5.02 MEETINGS, NOTICES AND RECORDS. Each committee may provide for the holding of regular meetings, with or without notice, and a majority of the members of any such committee may fix the time, place and procedure for any such meeting. Special meetings of each committee shall be held upon call by or at the direction of its chairman or, if there be no chairman, by or at the direction of any two (2) of its members, at the time and place specified in the respective notices or waivers of notice thereof. Notice of each special meeting of a committee shall be mailed to each member of such committee, addressed to him or her at his or her residence or usual place of business, unless he or she shall have filed with the Secretary a written request that notices intended for him or her be mailed to some other address, in which case it shall be mailed to the address designated in such request, at least 72 hours before the day on which the meeting is to be held, or shall be sent by telegram, facsimile or other means of electronically transmitted written copy, addressed to him at such place, or telephoned or delivered to him or her personally, at least 48 hours before the day on which the meeting is to be held. Notice of any meeting of a committee need not be given to any member thereof who shall attend the meeting in person or who shall waive notice thereof by telegram, facsimile or other means of electronically transmitted written copy. Notice of any adjourned meeting need not be given. Each committee shall keep a record of its proceedings.

          Each committee may meet and transact any and all business delegated to that committee by the Board by means of a conference telephone or similar communications equipment provided that all persons participating in the meeting are able to hear and communicate with each other. Participation in a meeting by means of conference telephone or similar communication shall constitute presence in person at such meeting.

          5.03 QUORUM AND MANNER OF ACTING. At each meeting of any committee the presence of a majority of its members then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee; in the absence of a quorum, a majority of the members present at the time and place of any meeting may adjourn the meeting from time to time until a quorum shall be present. Subject to the foregoing and other provisions of these Bylaws and except as otherwise determined by the Board, each committee may make rules for the conduct of its business. Any determination made in writing and signed by all the members of such committee shall be as effective as if made by such committee at a meeting.

          5.04 RESIGNATIONS. Any member of a committee may resign at any time by giving written notice of such resignation to the Corporation, the Board, or an Executive Officer of the Corporation. Unless otherwise specified in such notice, such resignation shall take effect upon receipt thereof by the Board or any Executive Officer of the Corporation.

          5.05 REMOVAL. Any member of any committee may be removed at any time by the affirmative vote of a majority of the whole Board with or without cause.

          5.06 VACANCIES. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, though less than a quorum, shall continue to act until such vacancy is filled by the Board.


                                  ARTICLE VI
                                   OFFICERS

          6.01 OFFICERS AND MANAGEMENT COMMITTEE. The Board shall determine the titles and duties of the officers of the Corporation who shall be responsible for the overall supervision, direction and control of the business and affairs of the Corporation (hereinafter referred to as the "Executive Officers"), and shall elect persons to hold such positions. The Corporation also shall have one or more Executive Vice-Presidents and Senior Vice-Presidents, as well as a Treasurer and a Secretary. The Board also may, but shall not be required to, appoint a Management Committee which shall be comprised of the Executive Officers plus such other officers as may be selected by the Board or in the absence of Board action by the Chairman of the Management Committee. Any Executive Officer or Executive Vice President may, if so designated by the Board, function in the capacity of Chief Executive Officer, Chief Financial Officer, or Chief Operating Officer. In the absence or disability of an elected Executive Officer, another Executive Officer shall perform such other officer's duties. One of the Executive Officers shall preside at meetings of stockholders.

          The officers of the Corporation may also include one or more Regional or other Vice-Presidents and one or more Assistant Secretaries or Assistant Treasurers, each of whom shall be elected by the Board or appointed by the Executive Officers Any number of offices may be held by the same person subject to any limits imposed by the General Corporation Law of the State of Delaware; provided that different officers shall have such titles and duties as may be necessary to enable the Corporation to sign instruments and stock certificates which comply with Sections 103(a)(2) and 158 of the General Corporation Law of the State of Delaware.

          Each officer of the corporation elected by the Board or appointed by the Executive Officers shall hold office until his or her successor is duly elected or appointed and qualified or until his or her earlier resignation or removal.

          The Board may act by resolution to authorize such officers of the Corporation as are proposed by Charter Communications, Inc., pursuant to Section
9.1 of the Stockholders' Agreement, to act on behalf of the Corporation in connection with the Management Agreement referenced in the Stockholders' Agreement.

          6.02 DUTIES. All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws, or, to the extent not so provided, as may be provided by resolution of the Board or the supervising Executive Officers.

          6.03 RESIGNATIONS. Any officer may resign at any time by giving written notice of such resignation to the Board or any Executive Officer. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board or any such Executive Officer.

          6.04 REMOVAL. All officers serve at the sole pleasure and in the sole discretion of the Board. Any Executive Officer or other officer elected by the Board may be removed at any time, either with or without cause, by the vote of a majority of all of the directors then in office. Any officers appointed by an Executive Officer may be removed at any time by an Executive Officer with or without cause. Such power of removal from office shall not be abridged by any employment contract or other agreement.

          6.05 VACANCIES. A vacancy in any office by reason of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed by these Bylaws for regular election or appointment to such office.

          6.06 SECRETARY. The Secretary shall: (a) record all the proceedings of the meetings of the stockholders, the Board, and all committees of the Board in a book or books to be kept for that purpose; (b) cause all notices to be duly given in accordance with the provisions of these Bylaws as required by statute;
(c) whenever any committee shall be appointed in pursuance of a resolution of the Board, furnish the chairman of such committee with a copy of such resolution; (d) be custodian of the records and of the seal of the Corporation, and cause such seal to be affixed to all certificates representing capital stock of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized; (e) see that the lists, books, reports, statements, certificates and other documents and records required by statute are properly kept and filed; (f) have charge of the stock record and stock transfer books of the Corporation, and exhibit such stock books at all reasonable times to such persons who are entitled by statute to have access thereto; and (g) in general, perform all duties incident to the office of Secretary and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board or the Executive Officers.

          6.07 ASSISTANT SECRETARIES. At the request of the Secretary or in his or her absence or disability, the Assistant Secretary designated by him or her (or in the absence of such designation, the Assistant Secretary designated by the Board or any Executive Officer) shall perform all the duties of the Secretary, and, when so acting, shall have all the powers of and be subject to all restrictions upon the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them by the Board or the Executive Officers.

          6.08 TREASURER. The Treasurer shall: (a) have charge of and supervision over and be responsible for the funds, securities, receipts and disbursements of the Corporation; (b) cause the monies and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in banks or trust companies or with bankers or other depositories or to be otherwise dealt with in such manner as the Board may direct; (c) select authorized depositories of the Corporation and cause the funds of the Corporation to be disbursed by checks or drafts upon the authorized depositories of the Corporation, and cause to be taken and preserved proper vouchers for all monies disbursed; (d) render to the Board and the Executive Officers, whenever requested, a statement of the financial condition of the Corporation and of all his or her transactions as Treasurer; (e) cause to be kept at the Corporation's principal office correct books of account of all its business and transactions and such duplicate books of account as he or she shall determine and upon application cause such books or duplicates thereof to be exhibited to any Director; (f) be empowered, from time to time, to require from the officers or agents of the Corporation reports or statements giving such information concerning transactions of the Corporation; and (g) in general, perform all duties incident to the office of Treasurer and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him by the Board or the Executive Officers.

          6.09 ASSISTANT TREASURERS. At the request of the Treasurer or any of the Executive Officers, the Assistant Treasurer shall perform all the duties of the Treasurer, and, when so acting, shall have all the powers of and be subject to all restrictions upon the Treasurer. The Assistant Treasurer shall perform such other duties as from time to time may be assigned by the Board, the Executive Officers or the Treasurer.


                                  ARTICLE VII
                                INDEMNIFICATION

          Section 7.01 ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

          Section 7.02 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a member of any committee or similar body, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          Section 7.03 DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 7.01 or 7.02 of these Bylaws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 7.01 and 7.02 of these Bylaws. Such determination shall be made (a) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

          Section 7.04 INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article VII, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.01 or 7.02 of these Bylaws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          Section 7.05 ADVANCE OF EXPENSES. Expenses (including attorneys' fees) incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate. The Board may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

          Section 7.06 OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive and are declared expressly to be nonexclusive of any other rights to which those seeking indemnification or advancements of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          Section 7.07 INSURANCE. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

          Section 7.08  CONSTITUENT CORPORATIONS.  For the purposes of this
Article VII, references to "the Corporation" include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          Section 7.09  EMPLOYEE BENEFIT PLANS.  For the purposes of this
Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the `Corporation'" as referred to in this Article VII.

          Section 7.10 BROADEST LAWFUL INDEMNIFICATION. In addition to the foregoing, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time (but, in case of any amendment to or change in Delaware law, only to the extent that such amendment or change permits the Corporation to provide broader rights of indemnification than is permitted to the Corporation prior to such amendment or change), indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. In addition, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same may exist from time to time (but, in case of any amendment to or change in Delaware law, only to the extent that such amendment or change permits the Corporation to provide broader rights of payment of expenses incurred in advance of the final disposition of an action, suit or proceeding than is permitted to the Corporation prior to such amendment or change), pay to such person any and all expenses (including attorneys' fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he is not entitled to be indemnified by the Corporation as authorized in this Section 7.10. The first sentence of this Section 7.10 to the contrary notwithstanding, the Corporation shall not indemnify any such person with respect to any of the following matters: (a) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or
(b) any accounting of profits made from the purchase or sale by such person of the Corporation's securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (c) actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (d) actions based on or attributable to such person having gained any personal profit or advantage to which he was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he was not entitled; or (e) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful; provided, however, that the Corporation shall perform its obligations under the second sentence of this Section 7.10 on behalf of such person until such time as it shall be ultimately determined by a final judgment or other final adjudication that he is not entitled to be indemnified by the Corporation as authorized by the first sentence of this Section 7.10 by virtue of any of the preceding clauses (a) (b) (c) (d) or (e).

          Section 7.11 TERM. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Section 7.12 SEVERABILITY. If any part of this Article VII shall be found, in any action, suit or proceeding or appeal therefrom or in any other circumstances or as to any particular officer, director, employee or agent to be unenforceable, ineffective or invalid for any reason, the enforceability, effect and validity of the remaining parts or of such parts in other circumstances shall not be affected, except as otherwise required by applicable law.

          Section 7.13 AMENDMENTS. The foregoing provisions of this Article VII shall be deemed to constitute an agreement between the Corporation and each of the persons entitled to indemnification hereunder, for as long as such provisions remain in effect. Any amendment to the foregoing provisions of this
Article VII which limits or otherwise adversely affects the scope of indemnification or rights of any such persons hereunder shall, as to such persons, apply only to claims arising, or causes of action based on actions or events occurring, after such amendment and delivery of notice of such amendment is given to the person or persons so affected. Until notice of such amendment is given to the person or persons whose rights hereunder are adversely affected, such amendment shall have no effect on such rights of such persons hereunder. Any person entitled to indemnification under the foregoing provisions of this Article VII shall, as to any act or omission occurring prior to the date of receipt of such notice, be entitled to indemnification to the same extent as had such provisions continued as Bylaws of the Corporation without such amendment.


                                 ARTICLE VIII
                          DEPOSIT OF CORPORATE FUNDS

          8.01 BORROWING. No loans or advances shall be obtained or contracted for, by or on behalf of the Corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the Board. Such authorization may be general or confined to specific instances.

          8.02 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board may select, or as may be selected by any officer or officers or agent or agents authorized to do so by the Board.

          8.03 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, and all negotiable and non-negotiable notes or other negotiable or non-negotiable evidences of indebtedness issued in the name of the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by the Board or the Executive Officers. The Corporation shall obtain a fidelity bond for such persons with such signing authority as the Board or the Executive Officers may require.


                                   ARTICLE IX
                             CERTIFICATES OF STOCK

          9.01 STOCK CERTIFICATES. Every holder of capital stock of the Corporation shall be entitled to have a certificate or certificates in such form as shall be approved by the Board, certifying the number of shares of capital stock of the Corporation owned by him or her. The certificates representing shares of capital stock shall be signed in the name of the Corporation by an Executive Officer and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer (which signatures may be facsimiles) and sealed with the seal of the Corporation (which seal may be a facsimile). If any officer, transfer agent or registrar who shall have signed or whose facsimile signatures has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificates are issued, they may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were still such at the date of their issue.

          9.02 BOOKS OF ACCOUNT AND RECORD OF STOCKHOLDERS. The books and records of the Corporation may be kept at such places, within or without the State of Delaware, as the Board may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or by the transfer agent or registrar, if any, designated by the Board. There shall be entered on the stock books of the Corporation the number of each certificate issued, the number of shares represented thereby, the name of the person to whom such certificate was issued and the date of issuance thereof.

          9.03 TRANSFER OF SHARES. Transfers of shares of capital stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with the transfer agent, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon, if any. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not the Corporation shall have express or other notice thereof.

          9.04 REGULATIONS. The Board may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more registrars and may further provide that no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. Nothing herein shall be construed to prohibit the Corporation from acting as its own transfer agent or registrar.

          9.05 LOST, STOLEN OR DESTROYED CERTIFICATES. The holder of any certificate representing any share or shares of the capital stock of the Corporation shall immediately notify the Corporation of any loss, theft, or destruction of such certificate. The Board may direct that a new certificate or certificates be issued in the place of any certificate or certificates theretofore issued by it which the owner thereof shall allege to have been lost, stolen or destroyed upon the furnishing to the Corporation of an affidavit to that effect by the person claiming that the certificate has been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion, require such owner or his or her legal representatives to give to the Corporation and its transfer agent(s) and registrar(s) a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board in its absolute discretion shall determine, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of a new certificate.

          9.06 STOCKHOLDER'S RIGHT OF INSPECTION. Any stockholder of record of the Corporation, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorized the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

          9.07 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. Any Executive Officer, Executive Vice President or the Secretary of this Corporation is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

                                   ARTICLE X
                                 MISCELLANEOUS

          10.01 BUDGETS. The Board shall approve all annual and other significant operating budgets of the Corporation.

          10.02  RECORD DATES.   In order that the Corporation may determine the
stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or in respect of any other lawful action, the Board may fix, in advance, a record date, which shall be not more than sixty
(60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board.

          10.03 DIVIDENDS. Subject to any agreement to which the Corporation is a party or by which it is bound, the Board may declare to be payable, in cash, in other property or in stock of the Corporation of any class or series, such dividends in respect of outstanding stock of the Corporation of any class or series as the Board may at any time deem to be advisable. Before declaring any such dividend, the Board may cause to be set aside any funds or other property or assets of the Corporation legally available for the payment of dividends.

          10.04 FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board.

          10.05 CORPORATE SEAL. The Corporate Seal shall be circular in form and shall bear the name of the Corporation and the words and figures denoting its organization under the laws of the State of Delaware and the year thereof and otherwise shall be in such form as shall be approved from time to time by the Board.

          10.06 AMENDMENTS. All Bylaws of the Corporation may be amended, altered or repealed, and new Bylaws may be enacted, by the affirmative vote of the holders of record of a majority of the issued and outstanding stock of the Corporation entitled to vote at any annual or special meeting, or by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board.

                           CERTIFICATE OF SECRETARY

          The undersigned certifies:

          (1) That the undersigned is duly elected and acting Secretary of CCA HOLDINGS CORP., a Delaware corporation; and

          (2) That the foregoing Amended and Restated Bylaws constitute the Bylaws of the Corporation adopted by the Board on the 10th day of August, 1995.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation this 10th day of August, 1995.

                                     /s/ Theodore W. Browne, II
                                    _________________________________
                                    Theodore W. Browne, II, Secretary

[SEAL]